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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 24, 2005

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
(Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware (State or other jurisdiction of incorporation)	0-16899 (Commission File Numbers)	25-1844576 (IRS Employer Identification Nos.)

5619 DTC Parkway—Greenwood Village, CO 80111
(Address of principal executive offices) (Zip code)

(303) 268-6300
(Registrants' telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On August 24, 2005, Amendment No. 4 and Waiver ("Amendment No. 4") to that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc., Adelphia California Cablevision, LLC, as borrowers, Adelphia Communications Corporation (the "Company") and certain of its other direct and indirect subsidiaries named therein, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the other Lenders named therein (as amended, the "DIP Credit Agreement" and the lenders thereunder are referred to herein as the "DIP Lenders"), became effective.

        Under the terms of Amendment No. 4, among other things: (i) the DIP Lenders agreed to amend the definitions of EBITDA and EBITDAR to permit certain items to be added back to net income for purposes of calculating the amount of EBITDA and EBITDAR during any relevant period; (ii) the Loan Parties (as defined in the DIP Credit Agreement) agreed that the aggregate amount of any gain recorded during any relevant period in connection with (a) the consummation of the previously announced settlement with certain members of the Rigas family or (b) the consummation of the previously announced sale of the Company's interest in the Puerto Rico joint venture, would be excluded for purposes of determining the amount of EBITDA and EBITDAR during such period; (iii) the date by which the Company is required to deliver to the DIP Lenders its consolidated audited balance sheet and related consolidated audited statement of income and cash flows for the fiscal year ended December 31, 2004 has been extended from August 31, 2005 until no later than October 31, 2005; (iv) the date by which each of the designated subsidiary borrowing groups under the DIP Credit Agreement is required to deliver to the DIP Lenders a consolidating schedule containing combined balance sheets and related combined statements of income and cash flows for such designated subsidiary borrower group for the fiscal year ended December 31, 2004 has been extended from September 30, 2005 until no later than November 30, 2005; and (v) the DIP Lenders agreed to waive certain terms of the DIP Credit Agreement, including certain restrictions on asset sales, which waivers will allow for the sale of any Loan Parties' interest in the Puerto Rico joint venture.

        A copy of Amendment No. 4 is attached to this filing as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary of the terms and conditions of Amendment No. 4 is qualified in its entirety by reference to such exhibit.

        Certain of the DIP Lenders and certain of the agents under the DIP Credit Agreement were lenders and agents under certain of the Company's and its subsidiaries' pre-petition credit facilities. As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries previously have initiated or propose to initiate, respectively, an adversary proceeding against the lenders and agents under certain of the Company's and its subsidiaries' pre-petition credit facilities. A more complete description of such adversary proceeding is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 Annual Report"), which was filed with the SEC on December 23, 2004. The foregoing summary of such adversary proceeding is qualified in its entirety by reference to the description of such adversary proceeding in the 2003 Annual Report.

Item 7.01. Regulation FD Disclosure.

Operating Reports

        On August 25, 2005, the Company and certain other debtor-in-possession subsidiaries of the Company, including the registrants, will file their unaudited consolidated Monthly Operating Report (the "Adelphia Operating Report") for the month of July 2005 with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Exhibit 99.1 to this Current Report on Form 8-K contains the Adelphia Operating Report to be filed with the Bankruptcy Court.

        The Company cautions readers not to place undue reliance upon the information contained in the Adelphia Operating Report, which contains unaudited information, and is in the format prescribed by applicable bankruptcy laws. The Adelphia Operating Report is subject to revision. The Adelphia Operating Report also contains information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the Adelphia Operating Report and the other information contained in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit No.	Description
10.1	Amendment No. 4 and Waiver, dated as of August 24, 2005, to Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as borrowers, the Guarantors listed on Annex B thereto, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the Lenders party thereto.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the "SEC") and the United States Attorney's Office for the Southern District of New York (the "U.S. Attorney"), sale of Century/ML Cable Venture ("Century/ML"), restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company's assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, whether the proposed sale of Century /ML to San Juan Cable, LLC is approved and consummated, the Company's pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company's assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company's ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2005	OLYMPUS COMMUNICATIONS, L.P. (Registrant)
	By:	ACC OPERATIONS, INC., its Managing General Partner
	By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
OLYMPUS CAPITAL CORPORATION (Registrant)
	By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)
By:	FRONTIERVISION HOLDINGS, L.P., its General Partner
	By:	FRONTIERVISION PARTNERS, L.P., its General Partner
		By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
			By:	ACC OPERATIONS, INC., its Sole Member
	By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION HOLDINGS, L.P. (Registrant)
By:	FRONTIERVISION PARTNERS, L.P., its General Partner
	By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
		By:	ACC OPERATIONS, INC., its Sole Member
	By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
ARAHOVA COMMUNICATIONS, INC. (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 4 and Waiver, dated as of August 24, 2005, to Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as borrowers, the Guarantors listed on Annex B thereto, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co- Documentation Agents, and the Lenders party thereto.
99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended July 31, 2005, dated August 25, 2005.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX